UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 27, 2024

AMERICAN REBEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41267	47-3892903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5115 Maryland Way, Suite 303 Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 267-3235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AREB	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	AREBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Sale of Unregistered Securities.

On September 27, 2024, the Company authorized the issuance of 360,000 shares of common stock, valued at $0.448 per share, to a consultant pursuant to the terms of a consulting agreement.

The issuance of the shares of Common Stock will not be registered under the Securities Act of 1933, as amended, in reliance upon the exemption from the registration requirements of that Act provided by Section 4(a)(2) thereof. The recipient of shares is an accredited investor with the experience and expertise to evaluate the merits and risks of an investment in securities of the Registrant and the financial means to bear the risks of such an investment.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 herein is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the various corporate actions disclosed in the Definitive Information Statement on Schedule 14C (the “Information Statement”) filed by American Rebel Holdings, Inc. (the “Company”) with the United States Securities and Exchange Commission (the “SEC”) on March 5, 2024, the stockholders of the Company approved a Certificate of Amendment to the Company’s Second Amended and Restated Articles of Incorporation (the “Certificate of Amendment”) on February 13, 2024 to effect a reverse stock split of the Company’s shares of common stock, par value $0.001 per share (the “Common Stock”), at a ratio of up to 1-for-10 (the “Reverse Stock Split”), with such ratio to be determined in the sole discretion of the Company’s Board of Directors (the “Board”) and with the Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion at any time within twelve (12) months of such stockholder approval. The Board set the Reverse Stock Split ratio at 1-for-9 and approved and authorized the filing of the Certificate of Amendment with the Certificate of Amendment to become effective as of 12:00 a.m. on October 2, 2024 (the “Effective Time”).

As a result of the Reverse Stock Split, every nine (9) shares of the Company’s pre-Reverse Stock Split Common Stock will be combined into one (1) share of the Company’s post-Reverse Stock Split Common Stock, without any change in par value per share. No fractional shares will be issued in connection with the Reverse Stock Split and all such fractional interests will be rounded up to the nearest whole number of shares of Common Stock.

The Reverse Stock Split is intended for the Company to regain compliance with the minimum bid price requirement of $1.00 per share of Common Stock for continued listing on The Nasdaq Capital Market (“Nasdaq”). The Reverse Stock Split will be effective at 12:00 a.m. on October 2, 2024, and the Common Stock is expected to begin trading on a Reverse Stock Split-adjusted basis on Nasdaq at the opening of the market on October 2, 2024. The trading symbol for the common stock will remain “AREB,” and the new CUSIP number of the common stock following the Reverse Stock Split is 02919L505.

The Company’s transfer agent, Securities Transfer Corporation, is acting as the exchange agent and paying agent for the Reverse Stock Split.

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The Reverse Stock Split does not affect the Company’s authorized preferred stock. After the Reverse Stock Split, the Company’s authorized preferred Stock of 10,000,000 shares remained unchanged. Additionally, the Reverse Stock Split will not affect the par value of the preferred stock, or previously designated series of preferred stock, except to affect, where applicable, the conversion rates of such preferred stock. The Reverse Stock Split will have no effect on the voting rights of the outstanding shares of Series A Preferred Stock, which shall remain at 1,000:1, or the conversion rights of the Series C and D Convertible Preferred Stock, which shall remain at 5:1 (each share of Series C and D Convertible Preferred Stock is convertible into five shares of Common Stock).

Each stockholder’s percentage ownership interest in the Company and proportional voting power remains virtually unchanged as a result of the Reverse Stock Split, except for minor changes and adjustments that will result from rounding fractional shares into whole shares. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the Reverse Stock Split.

In addition, the Reverse Stock Split will apply to the Common Stock issuable upon the exercise of the Company’s outstanding warrants, stock options and other derivative securities, with proportionate adjustments to be made to the exercise prices thereof. All outstanding Company options, warrants, and convertible/derivative securities entitling the holders thereof to purchase shares of Common Stock, if any, will enable such holders to purchase, upon exercise thereof, fewer of the number of shares of Common Stock which such holders would have been able to purchase upon exercise thereof immediately preceding the Reverse Stock Split, at the same total price (but a higher per share price) required to be paid upon exercise thereof immediately preceding the Reverse Stock Split

The summary of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On September 27, 2024, the Company issued a press release with respect to the Reverse Stock Split. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”).

The information contained in this Item 7.01 of this Current Report, including Exhibit 99.1 hereto, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Item 7.01 of this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to Second Amended and Restated Articles of Incorporation to be effective on October 2, 2024
99.1	Reverse Stock Split Press Release dated September 27, 2024
104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date:	September 27, 2024	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr.
Chief Executive Officer

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